(VICE FUND LOGO)

                                  SEMI-ANNUAL
                               September 30, 2002

INVESTMENT ADVISOR

MUTUALS.COM, INC.

MUTUALS.COM, INC.
PLAZA OF THE AMERICAS
700 NORTH PEARL STREET, LB #373
DALLAS, TEXAS 75201

PHONE:    1-800-MUTUALS
FAX:      1-888-MUTUALS
WEB:    WWW.VICEFUND.COM

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                        3
PORTFOLIO OF INVESTMENTS                                                      4
STATEMENT OF ASSETS AND LIABILITIES                                           6
STATEMENT OF OPERATIONS                                                       7
STATEMENT OF CHANGES IN NET ASSETS                                            8
FINANCIAL HIGHLIGHTS                                                          9
NOTES TO FINANCIAL STATEMENTS                                                10

                             LETTER TO SHAREHOLDERS

                                                               November 29, 2002

Dear Fellow Shareholders,

The Vice Fund was launched August 30, 2002, and we have been overwhelmed by the amount of national and international interest. The Fund has been featured in Time Magazine, The Wall Street Journal, Investor's Business Daily, Financial Times, Barron's, SmartMoney Magazine, Business 2.0 Magazine, The New York Times, and many others. It has also been on ABC News Good Morning America, MSNBC, CNNfn, Bloomberg TV, Bloomberg Radio, and BBC Radio.

With all the press and recognition, we've received strong in-flows of new investment dollars on a daily basis. At the time of this letter, the Fund's total assets have more than tripled since September 30, 2002. As more and more brokerage firms and trust companies add our Fund to their platforms, we believe there will be continued in-flows of money into the Fund.

We launched this new Fund during one of the worst market months in history. So, what did we doo We bought. We bought great stocks at sale prices. It's a luxury most mutual fund managers don't have these days. In the alcohol sector, Anheuser-Busch, Constellation Brands, Fortune Brands, and Adolph Coors have been very good performers in 2002. Our top holding, Anheuser-Busch (BUD), held it's ground very well through the tough market of September. In the gambling area, Harrah's Entertainment has been a great stock to own. Investors realized that Harrah's geographic diversification meant that people didn't have to fly to Las Vegas to enjoy the company's casinos. GTECH Holdings, supporting the lottery industry, also provided some nice gains to our Fund in September. Defense companies General Dynamics and United Technologies showed recent gains, although Lockheed Martin (another holding) has outperformed them both over the past one and three years.

Tobacco stocks have been a great concern to many people. They are vilified in the press to the extent that the average investor is oblivious to the fact that Philip Morris, as an example, has outperformed the S&P 500 Index for the past one, three, and five years. Since 1970, Philip Morris has outpaced such "great" stocks as GE, Merck, McDonald's, Coca-Cola, and Citigroup. Philip Morris also has a dividend yield near 6%. Besides Philip Morris and other U.S. stocks, we're proud of holdings in international companies such as British American Tobacco and Imperial Tobacco.

We have placed great emphasis on finding good corporations run by honest and talented managers. In the alcohol, gambling, tobacco, and defense industries, we believe we can find solid, old economy stocks with clean books, and avoid much of the "social irresponsibility" found in corporations like Enron, Worldcom, and Adelphia.

We hope for a strong recovery in the overall market. With economic growth, we believe we'll see increased travel and discretionary spending in gambling centers such as Las Vegas. Whether or not there's actually war in Iraq (we hope there's not), we feel that increased military spending has been justified by the threats our country has faced throughout 2001 and 2002. Finally, no matter what's going on with the market, economy, or world events, we believe people worldwide are going to keep drinking and smoking as always - even if a pack of smokes costs a small fortune in New York City.

Thank you for your investment in The Vice Fund. Cheers.

/s/Eric P. McDonald                          /s/Dan S. Ahrens

Eric P. McDonald, President                  Dan S. Ahrens, Vice President
MUTUALS.com, Inc.                            MUTUALS.com, Inc.

Past performance is no guarantee of future results. The companies referenced above are not intended to be recommendations to buy or sell any security. Fund holdings are subject to change at any time. Please refer to the portfolio of investments within the semi-annual report for complete Fund holdings.

Mutual fund investing involves risk; loss of principal is possible. This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Quasar Distributors, LLC, distributor.

PORTFOLIO OF INVESTMENTS

September 30, 2002 (Unaudited)                            Ticker Symbol:  VICEX

COMMON STOCKS                                SHARES   MARKET VALUE   % OF TOTAL

AEROSPACE/DEFENSE
Esterline Technologies Corp.*<F1>             2,200     $   36,608         3.0%
General Dynamics Corp.                          200         16,266         1.3%
HEICO Corp.                                   1,300         14,716         1.2%
L-3 Communications Holdings, Inc.*<F1>          700         36,890         3.0%
Lockheed Martin Corp.                           600         38,802         3.2%
ManTech International Corp. - Class A*<F1>    1,500         35,192         2.9%
Northrop Grumman Corp.                          100         12,404         1.0%
Rockwell Collins, Inc.                          800         17,552         1.4%
United Defense Industries, Inc.*<F1>          1,300         30,680         2.5%
United Technologies Corp.                       500         28,245         2.3%
                                                        ----------       ------
                                                           267,355        21.8%
                                                        ----------       ------

ALCOHOLIC BEVERAGES
Adolph Coors Co. - Class B                      500         28,150         2.3%
Anheuser-Busch Companies, Inc.                1,200         60,720         5.0%
The Boston Beer Company, Inc. - Class A*<F1>  1,000         13,900         1.1%
Brown-Forman Corp. - Class B                    300         20,085         1.6%
Companhia de Bebidas das
  Americas (AmBev), ADR                       2,800         30,016         2.4%
Constellation Brands, Inc. - Class A*<F1>     1,900         43,890         3.6%
Fomento Economico Mexicano,
  S.A. de C.V., ADR                             500         16,900         1.4%
Fortune Brands, Inc.                            600         28,374         2.3%
Foster's Group Ltd., ADR                      3,800          9,500         0.8%
Heineken NV, ADR                                300         11,773         1.0%
                                                        ----------       ------
                                                           263,308        21.5%
                                                        ----------       ------

CASINOS, GAMBLING & LOTTERIES
Alliance Gaming Corp.*<F1>                    1,000         15,460         1.3%
Ameristar Casinos, Inc.*<F1>                  1,700         32,232         2.6%
GTECH Holdings Corp.*<F1>                     1,200         29,784         2.4%
Harrah's Entertainment, Inc.*<F1>               700         33,747         2.8%
Isle of Capri Casinos, Inc.*<F1>                500          8,340         0.7%
Kerzner International Ltd.*<F1>               1,100         25,300         2.1%
MGM MIRAGE*<F1>                                 700         26,110         2.1%
MTR Gaming Group, Inc.*<F1>                   1,200         11,052         0.9%
Multimedia Games, Inc.*<F1>                   1,400         27,567         2.2%
Pinnacle Entertainment, Inc.*<F1>             2,200         16,060         1.3%
                                                        ----------       ------
                                                           225,652        18.4%
                                                        ----------       ------

ENTERTAINMENT SOFTWARE
Electronic Arts Inc.*<F1>                       500         32,980         2.7%
THQ Inc.*<F1>                                 1,000         20,800         1.7%
                                                        ----------       ------
                                                            53,780         4.4%
                                                        ----------       ------

MISCELLANEOUS
Carnival Corp.                                1,100         27,610         2.2%
Harley-Davidson, Inc.                           200          9,290         0.8%
Microsoft Corp.*<F1>                            500         21,870         1.8%
                                                        ----------       ------
                                                            58,770         4.8%
                                                        ----------       ------

TOBACCO
British American Tobacco plc, ADR             2,100         43,344         3.5%
Imperial Tobacco Group plc, ADR               1,000         31,750         2.6%
Philip Morris Companies Inc.                  1,100         42,680         3.5%
R.J. Reynolds Tobacco Holdings, Inc.            600         24,192         2.0%
Universal Corp.                                 800         28,056         2.3%
UST Inc.                                      1,000         28,210         2.3%
                                                        ----------       ------
                                                           198,232        16.2%
                                                        ----------       ------
   TOTAL COMMON STOCKS (COST $1,117,175)                 1,067,097        87.1%
                                                        ----------       ------

SHORT-TERM INVESTMENT

INVESTMENT COMPANY
Federated Treasury Obligations Fund         144,686        144,686        11.8%
                                                        ----------       ------
   TOTAL SHORT-TERM INVESTMENT (COST $144,686)             144,686        11.8%
                                                        ----------       ------

TOTAL INVESTMENTS (COST $1,261,861)                      1,211,783        98.9%
Other Assets, less Liabilities                              12,891         1.1%
                                                        ----------       ------
NET ASSETS                                              $1,224,674       100.0%
                                                        ----------       ------
                                                        ----------       ------

*<F1>  Non-income producing
ADR - American Depository Receipt

                       SECTOR BREAKDOWN  % of Net Assets

                    Aerospace/Defense                  21.8%
                    Alcoholic Beverages                21.5%
                    Casinos, Gambling & Lotteries      18.4%
                    Entertainment Software              4.4%
                    Miscellaneous                       4.8%
                    Tobacco                            16.2%
                    Investment Company                 11.8%
                    Other Assets                        1.1%

                                        VICE FUND            S&P 500
                                        ---------            -------

          Since inception                (4.90)%             (10.87)%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)

ASSETS
Investments in securities
     At acquisition cost                                            $1,261,861
                                                                    ----------
                                                                    ----------
     At value                                                        1,211,783
Income receivable                                                          852
Receivable for capital shares sold                                      96,214
Receivable from Advisor                                                 23,975
Other assets                                                            17,610
                                                                    ----------
     TOTAL ASSETS                                                    1,350,434
                                                                    ----------

LIABILITIES
Payable for investments purchased                                       83,393
Payable to affiliates                                                    7,940
Payable for distribution fees                                              152
Payable for shareholder servicing fees                                     152
Accrued expenses and other liabilities                                  34,123
                                                                    ----------
     TOTAL LIABILITIES                                                 125,760
                                                                    ----------

NET ASSETS                                                          $1,224,674
                                                                    ----------
                                                                    ----------

Net assets consist of:
Paid-in capital                                                     $1,274,645
Accumulated net investment income                                          180
Accumulated net realized loss                                              (73)
Net unrealized depreciation on investments                             (50,078)
                                                                    ----------
NET ASSETS                                                          $1,224,674
                                                                    ----------
                                                                    ----------

Shares of beneficial interest outstanding (unlimited number
  of shares authorized, $0.001 par value)                              128,733
                                                                    ----------
                                                                    ----------

Net asset value, redemption price and offering price per share      $     9.51
                                                                    ----------
                                                                    ----------

              See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
For the Period Ended September 30, 2002(1)<F2> (Unaudited)

INVESTMENT INCOME
Dividend income(2)<F3>                                                $  1,107
Interest income                                                            135
                                                                      --------
                                                                         1,242
                                                                      --------

EXPENSES
Organizational expenses                                                 10,879
Federal and state registration fees                                      3,270
Fund accounting fees                                                     2,640
Administration fees                                                      2,490
Audit fees                                                               1,714
Custody fees                                                             1,560
Transfer agent fees and expenses                                         1,460
Advisory fees                                                              576
Reports to shareholders                                                    390
Legal fees                                                                 270
Distribution fees                                                          152
Shareholder servicing fees                                                 152
Other expenses                                                              60
                                                                      --------
     TOTAL EXPENSES                                                     25,613
                                                                      --------
     Less waivers and reimbursement by Advisor                         (24,551)
                                                                      --------
     NET EXPENSES                                                        1,062
                                                                      --------

NET INVESTMENT INCOME                                                      180
                                                                      --------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions                               (73)
Net change in unrealized appreciation/depreciation on investments      (50,078)
                                                                      --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                        (50,151)
                                                                      --------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(49,971)
                                                                      --------
                                                                      --------

(1)<F2>  Fund commenced operations on August 30, 2002.
(2)<F3>  Net of $15 in foreign withholding tax.

              See accompanying notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended September 30, 2002(1)<F4> (Unaudited)

FROM OPERATIONS
     Net investment income                                          $      180
     Net realized loss from security transactions                          (73)
     Net change in unrealized
       appreciation/depreciation on investments                        (50,078)
                                                                    ----------
Net decrease in net assets from operations                             (49,971)
                                                                    ----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                       1,274,655
     Payments for shares redeemed                                          (10)
                                                                    ----------
Net increase in net assets from capital share transactions           1,274,645
                                                                    ----------

TOTAL INCREASE IN NET ASSETS                                         1,224,674

NET ASSETS
     Beginning of period                                                    --
                                                                    ----------
     End of period                                                  $1,224,674
                                                                    ----------
                                                                    ----------
ACCUMULATED NET INVESTMENT INCOME                                   $      180
                                                                    ----------
                                                                    ----------

(1)<F4>  Fund commenced operations on August 30, 2002.

              See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS
For the Period Ended September 30, 2002(1)<F5> (Unaudited)
Per Share Data for a Share Outstanding Throughout the Period

NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.00
                                                                 -------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                            --(5)(6)
                                                                       <F9><F10>
     Net realized and unrealized loss on investments               (0.49)
                                                                 -------
Total from investment operations                                   (0.49)
                                                                 -------

NET ASSET VALUE, END OF PERIOD                                   $  9.51
                                                                 -------
                                                                 -------

TOTAL RETURN(2)<F6>                                              (4.90)%
                                                                 -------
                                                                 -------

SUPPLEMENTAL DATA AND RATIOS:

Net assets at end of period (000's)                               $1,225

Ratio of expenses to average net assets(3)<F7>(4)<F8>              1.75%

Ratio of net investment income
  to average net assets(3)<F7>(4)<F8>                              0.30%

Portfolio turnover rate(2)<F6>                                     0.00%

(1)<F5>   Fund commenced operations on August 30, 2002.
(2)<F6>   Not annualized for periods less than a full year.
(3)<F7> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 42.21% and the ratio of net investment loss to average net assets would have been (40.16)% for the period ended September 30, 2002.
(4)<F8>   Annualized.
(5)<F9>   Less than one cent per share.
(6)<F10> Per share net investment income was calculated prior to tax adjustments.

              See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2002 (Unaudited)

(1)  ORGANIZATION

Vice Fund (the "Fund") is a separate series of MUTUALS.com (formerly 1-800-MUTUALS Advisor Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Trust was organized on March 20, 2001 as a Delaware business trust and may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on August 15, 2002 and commenced operations on August 30, 2002. The Fund is managed by MUTUALS.com, Inc. (the "Advisor").

The Fund's investment objective is long-term growth of capital.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

  (a)  Investment Valuation

       Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest bid prices. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund's Advisor. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the Advisor under the supervision of the Fund's Board of Trustees.

  (b)  Federal Income Taxes

       The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision has been provided.

  (c)  Distributions to Shareholders

       The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

  (d)  Use of Estimates

       The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (e)  Other

       Investment transactions are accounted for on the trade date. The Fund determine the gain or loss from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom a certain officer of the Trust is affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2003, its management fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.75% of Fund's average daily net assets. For the period ended September 30, 2002, a total of $24,551 was waived by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The Trust has also entered into a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual rate of 0.25% of the Fund's average daily net assets.

MUTUALS.com, Inc., the affiliated broker of the Trust, which is also the Trust's Advisor, received total brokerage commissions from the Fund of $528 during the period ended September 30, 2002.

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. An officer of the Trust is affiliated with Quasar Distributors, LLC, which provides distribution services for the Fund.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the "Distributor") a distribution fee of 0.25% of the Fund's average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended September 30, 2002, the Fund incurred expenses of $152 pursuant to the 12b-1 Plan.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended September 30, 2002, were as follows:

   Shares sold                                       128,734
   Shares redeemed                                        (1)
                                                     -------
   Net Increase                                      128,733
                                                     -------
                                                     -------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the period ended September 30, 2002, were $1,117,175 and $0. There were no purchases or sales of U.S. government securities.

At September 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $1,261,861, for the Vice Fund was as follows:

   Appreciation                                     $ 17,097
   Depreciation                                      (67,175)
                                                    --------
   Net depreciation on investments                  $(50,078)
                                                    --------
                                                    --------

VICE FUND

Investment Advisor                   MUTUALS.COM, INC.
                                     Plaza of the Americas
                                     700 North Pearl Street, LB #373
                                     Dallas, Texas 75201

Legal Counsel                        GODFREY & KAHN, S.C.
                                     780 North Water Street
                                     Milwaukee, Wisconsin 53202

Independent Auditors                 ERNST & YOUNG LLP
                                     111 East Kilbourn Avenue
                                     Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant,     U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator               615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

Custodian                            U.S. BANK, N.A.
                                     425 Walnut Street
                                     Cincinnati, Ohio 45202

Distributor                          QUASAR DISTRIBUTORS, LLC
                                     615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

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